SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT (the "**Agreement**") is dated for reference the day of .

BETWEEN:

(the "**Vendor**")

AND

Cedar Creek Mines Ltd.

(the "**Purchaser**")

WHEREAS:

A. The Vendor is the registered owner of of the issued and outstanding common shares (the "**Shares**") in the capital of Cedar Creek Mines Inc. (the "**Company**");

B. The common shares in the capital of the Purchaser (the "**Purchase Shares**") have not been registered under the Securities Act of 1933, as amended (the "**Act**"), and may not be offered or sold in the United States or to U.S. persons (other than distributors) unless the securities are registered under the Act, or an exemption from the registration requirements of the Act is available; and

C. Hedging transactions involving the Purchase Shares may not be conducted unless in compliance with the Act.

NOW THEREFORE in consideration of the premises, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Purchase and Sale

1.1 On the basis of the representations and warranties set forth in Section 2 of this Agreement and subject to the terms and conditions of this Agreement, on a date to be determined by the Purchaser, but no later than June 1, 2008 (the "**Closing Date**"):

(a) the Purchaser agrees to buy from the Vendor and the Vendor agrees to sell to the Purchaser the Shares; and

(b) the Purchaser agrees to issue Purchase Shares to the Vendor.

1.2 The Vendor acknowledges that any certificates representing the Purchase Shares shall bear a legend to the effect that the transfer of the Purchase Shares is prohibited except in accordance with the provisions of Regulation S under the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration.

1.3 The Vendor agrees to resell the Purchase Shares only in accordance with the provisions of Regulation S under the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration, and agrees not to engage in any hedging transactions involving any of the Purchase Shares unless in compliance with the provisions of the Act.

1.4 The Purchaser shall refuse to register any transfer of the Purchase Shares not made in accordance with the provisions of Regulation S under the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration.

1.5 The Vendor acknowledges that the Purchase Shares will be subject to a number of resale restrictions in Canada including a restriction on trading, and that until the restriction on trading expires the Vendor will not be able to trade the Purchase Shares unless the Vendor complies with an exemption from the prospectus and registration requirements under applicable securities legislation.

1.6 The Vendor agrees to provide the Purchaser with proof of payment for the Shares as soon as is reasonably practicable.

1.7 The Vendor agrees not to sell or otherwise dispose of the Purchase Shares at a price below $3.25 per share for a period of twenty-four (24) months from the date of this Agreement, except as follows:

(a) during the first twelve (12) month period, the Purchaser may sell or otherwise dispose of five percent (5%) of the Shares at any price; and

(b) during the second twelve (12) month period, the Purchaser may sell or otherwise dispose of an additional five percent (5%) of the Shares at any price.

1.8 The Vendor acknowledges that this Agreement shall only bind the Purchaser in the event that Purchaser agrees to accept the offer of the Vendor to exchange the Shares for the Purchase Shares in accordance with the terms and conditions hereof. The Purchaser shall indicate the acceptance of such an offer by sending the Vendor a signed copy of this Agreement.

2. Representations and Warranties

2.1 The Vendor represents and warrants to the Purchaser that:

(a) The Vendor is the registered owner of the Shares;

(b) The Shares are free and clear of all mortgages, debentures, charges, hypothecations, pledges, liens, or other security interests or encumbrances of whatever kind or nature, regardless of form and whether consensual or arising by law, statutory or otherwise, that secures the payment of any indebtedness or the performance of any obligation or creates in favour of or grants to any person any proprietary right;

(c) The Vendor is not a party to any option, warrant, purchase right, or other contract or commitment that could require the Vendor to sell, transfer, or otherwise

dispose of the Vendor's shares of the Company's common stock to any other person;

(d) The Vendor is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of the Vendor's shares of the Company's common stock;

(e) The Vendor is not a "U.S. Person" as defined by Rule 902 of Regulation S under the Act, is not acquiring the Purchase Shares for the account or benefit of any U.S. person, or is a U.S. person acquiring the Purchase Shares in a transaction that does not require registration under the Act;

(f) The Vendor is a close personal friend or close business associate of the Purchaser's Director, Guy Brusciano;

(g) No oral or written representations have been made to the Vendor:

  (i) that any person will resell or repurchase any of the Purchase Shares;

  (ii) that any person will refund the purchase price of any of the Purchase Shares;

  (iii) as to the future price or value of any of the Purchase Shares; or

  (iv) that any of the Purchase Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Purchase Shares on any stock exchange or automated dealer quotation system; and

(h) The Vendor has been advised to consult his own counsel with respect to the merits and risks of the Agreement, and in particular the legal, tax, and other consequences arising from the purchase and sale referred to in Section 1.1 of this Agreement.

2.2 The Purchaser represents and warrants to the Vendor that the Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and that it has the power, authority and capacity to incur the obligations created by this Agreement and to carry out its terms.

3. Conditions

3.1 The obligation of the Purchaser to carry out the terms of this Agreement and to complete the purchase referred to in Section 1.1 hereof is subject to the condition that on the Closing Date, the warranties and representations of the Vendor as set forth in Section 2.1 of this Agreement are true in every particular as if such warranties and representations had been made by the Vendor on the Closing Date.

3.2 The obligation of the Vendor to carry out the terms of this Agreement and to complete the sale referred to in Section 1.1 hereof is subject to the conditions that on the Closing Date, the warranties and representations of the Purchaser as set forth in Section 2.2 of

this Agreement are true in every particular as if such warranties and representations had been made by the Purchaser on the Closing Date.

4. **General Provisions**

4.1 This Agreement contains the entire agreement between the parties and there are no other terms, conditions, representations or warranties, whether expressed, implied, or written by statute or common law, by the Purchaser, Vendor or anyone else.

4.2 The parties to this Agreement covenant and agree to execute and deliver all such further documents and instruments, and to do all acts and things as may be necessary or desirable to carry out the full intent and meaning of this Agreement and to ensure that the Shares are delivered to the Purchaser, and that the Purchase Shares are delivered the Vendor.

4.3 This Agreement may only be amended with the express written consent of each of the parties hereto.

4.4 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators and permitted assigns.

4.5 This Agreement may be executed in counterparts and by facsimile, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first written above.

Cedar Creek Mines Ltd.

Per: ______________________________
Authorized Signatory

____

Passport, SIN or Driver's License #
(for share certificate issuance in the U.S.)

____